SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549
                               ---------------------

                                      FORM 8-A

                   FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12 (b) OR 12 (g) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                                    TELEGROUP, INC.
                                 ---------------------
              (Exact name of registrant as specified in its charter)

        Iowa                                             42-1344121
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(State of incorporation or organization)     (IRS Employer Identification No.)


 2098 Nutmeg Avenue, Fairfield, Iowa                       52556
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(Address of principal executive offices)                (Zip Code)

 If this Form relates to the                  If this Form relates to the
 registration of a class of                   registration of a class of
 debt securities and is effective             debt securities and is to
 upon filing pursuant to General              become effective simultaneously
 Instruction A(c)(1), please check            with the effectiveness of a
 the following box. [  ]                      concurrent registration state-
                                              ment under the Securities Act of
                                              1933 pursuant to General
                                              Instruction A(c)(2), please
                                              check the following box. [  ]

Securities to be registered pursuant to Section 12(b) of the Act:

     Title of Each Class                         Name of Exchange On Which
     to be so Registered:                         Class Is to Be Registered:
     -------------------                         --------------------------

          None

Securities to be registered pursuant to Section 12(g) of the Act:


                            Common Stock, no par value
                            --------------------------
                                (Title of class)
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               INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.     DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

     This registration statement relates to the registration of common stock, no par value (the "Common Stock"), of Telegroup, Inc. (the "Company"), to be registered with the Securities and Exchange Commission (the "Commission") pursuant to Section 12(g) under the Securities Exchange Act of 1934 and to be listed on the Nasdaq National Market.

     The description of the Common Stock to be registered hereunder is set forth under the caption "Description of Capital Stock" in the Company's registration statement on Form S-1, Registration No. 333-25065 filed with the Commission on April 11, 1997 (the "Registration Statement"), which Registration Statement and description is incorporated herein by reference.

ITEM 2.     EXHIBITS:

     1. Restated Articles of Incorporation of the Company (incorporated herein by reference to the Registration Statement).

     2. Form of Second Restated Articles of Incorporation of the Company (incorporated herein by reference to the Registration Statement).

     3. By-laws of the Company (incorporated herein by reference to the Registration Statement).

     4. Form of Amended and Restated Bylaws of the Company (incorporated herein by reference to the Registration Statement).

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                               SIGNATURE
                               ---------

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       TELEGROUP, INC.



Dated:  June 12, 1997                 By:   /s/ John P. Lass
                                          ------------------------------------
                                            John P. Lass,
                                            Chief Operating Officer